UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 21, 2010

Thomas Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22010	72-0843540
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5221 N. O’Connor Blvd., Suite 500 Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:  (972) 869-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

Thomas Group, Inc. (the “Company”) held its 2010 Annual Meeting of Stockholders on June 21, 2010.  Matters voted upon by the Company’s stockholders at that meeting were:

(i)            the election of five directors to serve on the Company’s Board of Directors until the 2011 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

(ii)           the ratification of the appointment of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010; and

(iii)          the amendment of the Company’s Amended and Restated Certificate of Incorporation to permit the Company’s Board of Directors, to effect, in its discretion, a reverse stock split of the Company’s common stock at a ratio within a range from one-for-two to one-for-five at any time on or before December 31, 2010.

The final number of votes cast for, against, or withheld, as well as the number of abstentions and broker non-votes, as applicable, with respect to each matter is set forth below:

Proposal 1

The nominees for the Company’s Board of Directors listed below each received a plurality of the votes cast that were present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal, and such individuals were each elected to serve as a director until the 2011 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.  The results were as follows:

Director Nominee	For	Withheld	Broker Non-Votes

Michael E. McGrath	8,158,391	76,126	1,554,493
John T. Chain, Jr.	8,138,586	95,931	1,554,493
Edward P. Evans	8,125,142	109,375	1,554,493
Dorsey R. Gardner	8,127,616	106,901	1,554,493
David B. Mathis	8,198,091	36,426	1,554,493

Proposal 2

The proposal to ratify the appointment of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 was approved.  The results were as follows:

For	Against	Abstain

9,324,113	37,629	427,268

Proposal 3

The proposal to amend the Company’s Amended and Restated Certificate of Incorporation to permit the Company’s Board of Directors to effect, in its discretion, a reverse stock split of the Company’s common stock at a ratio within a range from one-for-two to one-for-five at any time on or before December 31, 2010 was approved.  The results were as follows:

For	Against	Abstain

9,127,384	232,358	429,268

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas Group, Inc.
(Registrant)

Date:	June 24, 2010	By:	/s/ FRANK W. TILLEY
Frank W. Tilley,
Interim Chief Financial Officer and Vice President